                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4980

                      TCW CONVERTIBLE SECURITIES FUND, INC.
               (Exact name of registrant as specified in charter)

          865 SOUTH FIGUEROA STREET, SUITE 1800, LOS ANGELES, CA 90017
                    (Address of principal executive offices)

                              PHILIP K. HOLL, ESQ.
                                    SECRETARY
                      865 SOUTH FIGUEROA STREET, SUITE 1800
                              LOS ANGELES, CA 90017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (213) 244-0000

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.   REPORT TO STOCKHOLDERS.
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[TCW LOGO]

TCW CONVERTIBLE
SECURITIES FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2004

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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

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[TCW LOGO]

TCW CONVERTIBLE SECURITIES FUND, INC.
THE PRESIDENT'S LETTER

DEAR SHAREHOLDER:

The roller coaster ride that was 2004 is finally over. The year started out where it left off in 2003 as the equity markets rocketed higher in early January due to strong company earnings and favorable macroeconomic numbers. However, over the next eight months, these gains were lost due to concerns over rising oil prices, terrorism, the U.S. presidential election, and rising interest rates. Reversing course once again, in the fourth quarter the equity markets rebounded due to President Bush's reelection, falling oil prices and strong company earnings finishing the year with solid returns.

Against this backdrop, the shareholders of TCW Convertible Securities Fund, Inc. (the "Fund") realized a total return of 13.02% with dividends reinvested. This compares favorably with the S&P 500 Index which returned 10.88% and the First Boston Convertible Securities Index which returned 7.90% for the same period. The Fund paid four quarterly dividends during the year totaling $0.2385 per share. The year-end market price of $5.36 represents a discount of 7.3% to the Fund's net asset value of $5.78 at December 31, 2004.

There were other noteworthy events for the Fund in 2004. In September, we announced the appointment of director Patrick C. Haden as Chairman of the Board of the Fund. In addition to being independent of TCW, Mr. Haden is an enormously capable and well-respected investment professional with deep roots in the community. Mr. Haden succeeded Ernest O. Ellison as Chairman. Mr. Ellison has been named Chairman Emeritus and continues to be a very active and involved member of the Fund's Board of Directors.

In October, the Fund announced that the Board of Directors approved a managed distribution plan and authorized a new share repurchase program for up to 1,000,000 shares. In addition, the Fund announced changes in the portfolio construction designed to enhance the potential for increased current yield.

The Board of Directors of the Fund believes in putting the interest of its shareholders first. As a central part of this commitment, we have made good corporate governance and reducing the Fund's discount a priority. The managed distribution plan, share repurchase, and changes in the portfolio are all efforts to close the discount between the Fund's share price and net asset value. The managed distribution plan will be a minimum of 7% of the Fund's year-end net asset value per share. The distribution will be paid quarterly and based on the year-end net asset value of $5.78 per share, the 2005 quarterly distributions will be $0.101 per share.

PORTFOLIO STRUCTURE AND STRATEGY

The Fund managers use a top-down strategy in determining sector allocations and portfolio characteristics. Following that determination, the Fund buys individual securities with strong and improving business fundamentals for the portfolio. The Fund does not purchase securities that may be in default or where the dividends are in arrears.

During 2004, the amount of new issue convertibles totaled $45.4 billion. This was 46% below the same period in 2003. The lower amount of new issuance caused new issue yields to shrink and negatively impacted the Fund's income. During the fourth quarter of 2004, the Fund invested approximately 14% of its assets in a non-convertible high yield instrument. This increased the Fund's overall income and helped offset the lower yields in the convertible market. At the end of the year, the portfolio was comprised of 70 securities and is diversified across sectors.

The Fund continues to emphasize convertible securities that can provide both income and capital appreciation potential. In addition, the high yield investment

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will provide additional income to support the dividend. The Fund's largest sectors were information technology at 19.1%, financials at 16.7% and consumer discretionary at 14.2%.

SHARE REPURCHASE PLAN

On January 14, 2005, the Board of Directors of the Fund announced that the Fund will commence the share repurchase plan formally adopted October 28, 2004. At that time, the Board of Directors authorized the Fund to adopt a share repurchase plan, which involved the repurchase of up to 1,000,000 shares of its common stock. Repurchases will be made on the open market or in block purchase transactions. The repurchase plan commenced on January 24, 2005. The timing of the repurchases and the number of shares repurchased will depend upon market conditions and corporate and regulatory requirements.

As discussed earlier, the Fund is currently trading at a discount. Therefore, purchases of shares pursuant to the repurchase plan may result in an increase in the net asset value per share of the remaining shares. In addition, a share repurchase program and the resulting reduction in the amount of shares outstanding may result in increased demand, and, consequently, an increase in the market price of the shares. However, there can be no assurance of any such effect.

DIVIDEND REINVESTMENT PLAN

Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund's net asset value per share. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date.

To enroll in the Plan, if your shares are registered in your name, write to The Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call toll free at (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If you need assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support.

Sincerely,


/s/ Alvin R. Albe Jr.

Alvin R. Albe Jr.
President & Chief Executive Officer

February 3, 2005

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[TCW LOGO]

TCW CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

   PRINCIPAL                                                          MARKET
    AMOUNT                                                            VALUE
---------------                                                   --------------
                    CONVERTIBLE CORPORATE BONDS
                    COMPUTER SERVICES
                      (4.6% OF NET ASSETS)
$       195,000     Computer Associates
                      International, Inc., 1.625%,
                      due 12/15/09                                $       322,969+
      1,775,000     Computer Associates
                      International, Inc., (144A),
                      1.625%, due 12/15/09                              2,939,844*
      1,110,000     CSG Systems International,
                      Inc., (144A), 2.5%,
                      due 06/15/24                                      1,134,975*+
      5,415,000     Morgan Stanley, Exchangeable
                      Cisco Systems, Inc., 0.25%,
                      due 05/15/10                                      5,604,525
      2,705,000     Scientific Games Corp., (144A),
                      0.75%, due 12/01/24                               2,830,106*
                                                                  ---------------
                        Total Computer Services                        12,832,419
                                                                  ---------------
                    COMPUTER SOFTWARE (2.5%)
      2,390,000     DST Systems, Inc., (144A),
                      4.125%, due 08/15/23                              3,152,410*
      3,770,000     Mercury Interactive Corp.,
                      0%, due 05/01/08                                  4,019,762+
                                                                  ---------------
                        Total Computer Software                         7,172,172
                                                                  ---------------
                    ELECTRIC UTILITIES (2.1%)
      1,700,000     Calpine Corp., 6%,
                      due 09/30/14                                      1,989,000+
      4,345,000     Calpine Corp., (144A),
                      4.75%, due 11/15/23                               3,801,875*+
                                                                  ---------------
                        Total Electric Utilities                        5,790,875
                                                                  ---------------
                    ELECTRONICS (10.3%)
      6,515,000     Agere Systems, Inc., 6.5%,
                      due 12/15/09                                      6,922,187+
      4,660,000     ASM Lithography Holding
                      N.V., (144A), 5.75%,
                      due 10/15/06                                      5,301,216*
      5,390,000     Cypress Semiconductor Corp.,
                      1.25%, due 06/15/08                               5,720,137
$     2,475,000     Eastman Kodak Co., (144A),
                      3.375%, due 10/15/33                        $     3,109,219*+
      5,575,000     Lehman Brothers Holdings,
                      Inc., 0.25%, due 08/27/10                         5,268,375++
      2,705,000     Synaptics, Inc., (144A), 0.75%,
                      due 12/01/24                                      2,627,231*
                                                                  ---------------
                        Total Electronics                              28,948,365
                                                                  ---------------
                    FINANCIAL SERVICES (13.8%)
     37,650,000     Dow Jones CDX. NA.
                      HY Trust 1, Credit Linked
                      Trust Certificates, (144A),
                      7.75%, due 12/29/09                              38,755,969*+
                                                                  ---------------
                    HEALTHCARE (1.4%)
      2,510,000     Matria Healthcare, Inc.,
                      (144A), 4.875%,
                      due 05/01/24                                      3,884,225*
                                                                  ---------------
                    INDUSTRIAL-DIVERSIFIED (4.3%)
      2,655,000     Tyco International Group SA,
                      (144A), 2.75%,
                      due 01/15/18                                      4,221,450*
      4,635,000     Tyco International Group SA,
                      (144A), 3.125%,
                      due 01/15/23                                      7,809,975*
                                                                  ---------------
                        Total Industrial-Diversified                   12,031,425
                                                                  ---------------
                    INSURANCE (1.0%)
      2,830,000     Swiss RE America Holding,
                      (144A), 3.25%,
                      due 11/21/21                                      2,753,873*
                                                                  ---------------
                    LODGING (1.0%)
      2,405,000     Hilton Hotels Corp., 3.375%,
                      due 04/15/23                                      2,889,006
                                                                  ---------------
                    MEDIA-BROADCASTING &
                      PUBLISHING (1.7%)
      1,665,000     Liberty Media Corp.,
                      Exchangeable Time Warner,
                      Inc., 0.75%, due 03/30/23                         2,012,569

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $110,219,463 or 39.3% of net assets.
+    Security partially or fully lent (Note 5).
++ Security convertible into a basket of four technology companies: Applied Materials, Inc., Xilinx, Inc., Texas Instruments, Inc., and Maxim Integrated Products, Inc.

See accompanying Notes to Financial Statements.

   PRINCIPAL                                                          MARKET
    AMOUNT                                                            VALUE
---------------                                                   --------------
$     2,315,000     Liberty Media Corp.,
                      Exchangeable Time Warner,
                      Inc., (144A), 0.75%,
                      due 03/30/23                                $     2,798,256*
                                                                  ---------------
                        Total Media-
                          Broadcasting &
                          Publishing                                    4,810,825
                                                                  ---------------
                    MEDICAL SUPPLIES (5.0%)
        990,000     Cooper Companies, Inc.,
                      2.625%, due 07/01/23                              1,675,575+
      1,850,000     Cooper Companies, Inc., (144A),
                      2.625%, due 07/01/23                              3,131,125*
      2,325,000     Cytyc Corp., 2.25%,
                      due 03/15/24                                      2,819,062+
      5,615,000     Fisher Scientific International,
                      Inc., 3.25%, due 03/01/24                         6,323,894+
                                                                  ---------------
                        Total Medical Supplies                         13,949,656
                                                                  ---------------
                    OIL & GAS (5.3%)
      1,410,000     McMoRan Exploration Co.,
                      (144A), 5.25%, due 10/06/11                       2,000,438*
      2,580,000     McMoRan Exploration Co.,
                      (144A), 6%, due 07/02/08                          3,911,925*
      2,685,000     Pride International, Inc.,
                      (144A), 3.25%, due 05/01/33                       2,923,294*
      2,465,000     Schlumberger, Ltd., Series B,
                      2.125%, due 06/01/23                              2,674,525+
      2,730,000     SEACOR Holdings, Inc., (144A),
                      2.875%, due 12/15/24                              2,774,363*
        500,000     Willbros Group, Inc., (144A),
                      2.75%, due 03/15/24                                 645,000*
                                                                  ---------------
                        Total Oil & Gas                                14,929,545
                                                                  ---------------
                    PHARMACEUTICALS (2.2%)
        425,000     Abgenix, Inc., (144A), 1.75%,
                      due 12/15/11                                        461,656*
      2,650,000     Axcan Pharma, Inc., (144A),
                      4.25%, due 04/15/08                               4,037,938*
$       840,000     Teva Pharmaceutical Finance II
                      LLC, Series A, 0.5%,
                      due 02/01/24                                $       859,950+
        840,000     Teva Pharmaceutical Finance II
                      LLC, Series B, 0.25%,
                      due 02/01/24                                        856,800
                                                                  ---------------
                        Total Pharmaceuticals                           6,216,344
                                                                  ---------------
                    REAL ESTATE (1.1%)
      2,605,000     Capital Automotive
                      REIT, 6%, due 05/15/24                            3,025,056
                                                                  ---------------
                    RETAIL (0.9%)
      1,975,000     The Gap, Inc., 5.75%, due
                      03/15/09                                          2,629,219
                                                                  ---------------
                      TOTAL CONVERTIBLE CORPORATE
                        BONDS (COST: $147,847,638)
                        (57.2%)                                       160,618,974
                                                                  ---------------

  NUMBER OF
   SHARES
---------------
                    EQUITY SECURITIES
                    COMMON STOCK
                      (COST: $3,732,988) (1.3%)
                    COMMERCIAL SERVICES (1.3%)
        672,650     Solectron Corp.                                     3,581,861**
                                                                  ---------------
                    CONVERTIBLE PREFERRED STOCK
                    AUTOMOTIVE (4.2%)
        154,485     Ford Motor Co. Capital Trust II,
                      $3.25                                             8,168,394
        163,350     General Motors Corp.,
                      $1.3125                                           3,768,484
                                                                  ---------------
                        Total Automotive                               11,936,878
                                                                  ---------------
                    BANKING & FINANCIAL
                      SERVICES (6.6%)
         76,700     Household International, Inc.,
                      Exchangeable HSBC
                      Holdings PLC, $2.21875                            3,585,725

REIT - Real Estate Investment Trust
 * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $110,219,463 or 39.3% of net assets.
**   Non-income producing.
 +   Security partially or fully lent (Note 5).

See accompanying Notes to Financial Statements.

   NUMBER OF                                                          MARKET
    SHARES                                                            VALUE
---------------                                                   --------------
         35,300     Lehman Brothers Holdings,
                      Inc., $1.5625                               $       961,925
         33,300     Sovereign Capital Trust
                      IV, $2.1875                                       1,623,375
         54,755     State Street Corp., $13.50                         12,265,120
                                                                  ---------------
                        Total Banking & Financial
                          Services                                     18,436,145
                                                                  ---------------
                    COMMERCIAL SERVICES (2.7%)
         87,085     United Rentals, Inc., $3.25                         3,777,312
         25,805     Xerox Corp., $6.25                                  3,814,237
                                                                  ---------------
                        Total Commercial Services                       7,591,549
                                                                  ---------------
                    COMMUNICATIONS (1.2%)
          2,770     Lucent Technologies Capital
                      Trust I, $77.50                                   3,295,081
                                                                  ---------------
                    ELECTRIC UTILITIES (5.3%)
         23,200     Aquila, Inc., $1.688                                  791,700+
         97,605     Dominion Resources, Inc.,
                    $4.375                                              5,385,844+
         95,170     FPL Group, Inc., $4.00                              5,733,041+
        110,000     Great Plains Energy, Inc.,
                    $2.00                                               2,953,500+
                                                                  ---------------
                        Total Electric Utilities                       14,864,085
                                                                  ---------------
                    FOOD RETAILERS (1.0%)
        106,665     Albertson's, Inc., $1.8125                          2,709,291
                                                                  ---------------
                    HEALTHCARE (2.6%)
         89,250     Baxter International, Inc.,
                      $3.50                                             5,076,094+
         41,200     Omnicare, Inc., $2.00                               2,272,592
                                                                  ---------------
                        Total Healthcare                                7,348,686
                                                                  ---------------
                    INSURANCE (7.7%)
        145,700     Chubb Corp., $1.75                                  4,385,570
         94,100     Hartford Financial Services
                      Group, Inc., $3.50                                6,187,075
         78,450     Phoenix Companies, Inc.,
                      Exchangeable Hilb, Rogal and
                      Hamilton Co., $2.667                              2,784,975**
         70,105     Reinsurance Group of America,
                      Inc., $2.875                                $     4,311,457
         59,150     The St. Paul Companies, Inc.,
                      $4.50                                             3,961,867
                                                                  ---------------
                        Total Insurance                                21,630,944
                                                                  ---------------
                    MEDIA-BROADCASTING &
                      PUBLISHING (4.1%)
        100,750     Equity Securities Trust,
                      Exchangeable Cablevision
                      Systems Corp., $1.406                             2,519,758
          2,050     Radio One, Inc., $65.00                             2,091,000
          1,825     Radio One, Inc., (144A),
                      $65.00                                            1,861,500*
        119,230     Sinclair Broadcast Group, Inc.,
                      $3.00                                             5,201,409
                                                                  ---------------
                        Total Media-
                          Broadcasting &
                          Publishing                                   11,673,667
                                                                  ---------------
                    OIL & GAS (2.3%)
          2,880     Chesapeake Energy Corp.,
                      (144A), $41.25                                    3,351,600*
         59,300     Unocal Corp., $3.125                                3,046,538+
                                                                  ---------------
                        Total Oil & Gas                                 6,398,138
                                                                  ---------------
                    REAL ESTATE (0.7%)
         40,000     Lexington Corporate Properties
                      Trust (REIT), $3.25                               2,034,000
                                                                  ---------------
                    TELECOMMUNICATIONS (2.6%)
        135,760     Alltel Corp., $3.875                                7,195,280
                                                                  ---------------
                    TELEPHONE SYSTEMS (1.5%)
        158,800     CenturyTel, Inc., $1.71875                          4,208,200
                                                                  ---------------
                        TOTAL CONVERTIBLE PREFERRED
                          STOCK (COST: $108,716,058)
                          (42.5%)                                     119,321,944
                                                                  ---------------
                        TOTAL EQUITY SECURITIES
                          (COST: $112,449,046)
                          (43.8%)                                     122,903,805
                                                                  ---------------

REIT - Real Estate Investment Trust
 * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $110,219,463 or 39.3% of net assets.
**   Non-income producing.
 +   Security partially or fully lent (Note 5).

See accompanying Notes to Financial Statements.

   PRINCIPAL                                                          MARKET
    AMOUNT                                                            VALUE
---------------                                                   --------------
                    SHORT-TERM INVESTMENTS
$     1,998,042     Bank of America, 2.26%,
                      due 02/15/05                                $     1,998,042***
      1,130,967     Bank of America, 2.3%,
                      due 06/09/05                                      1,130,967***
      1,884,945     Bank of Montreal, 2.125%,
                      due 02/02/05                                      1,884,945***
      5,179,657     Bank of Montreal, 2.26%,
                      due 01/28/05                                      5,179,657***
      1,281,762     Bank of Nova Scotia, 2.32%,
                      due 02/08/05                                      1,281,762***
         90,477     Bank of Nova Scotia, 2.33%,
                      due 01/13/05                                         90,477***
        753,978     Bear Stearns Companies, Inc.,
                      2.448%, due 09/08/05                                753,978***
      4,565,336     BGI Institutional Money
                      Market Fund, 2.255%,
                      due 01/03/05                                      4,565,336***
        753,978     Citigroup, Inc., 2.055%,
                      due 01/25/05                                        753,978***
      2,129,987     Citigroup, Inc., 2.08%,
                      due 01/28/05                                      2,129,987***
        376,989     Credit Suisse First
                      Boston Corp., 2.33%,
                      due 09/09/05                                        376,989***
      1,499,790     Delaware Funding Corp.,
                      2.286%, due 01/14/05                              1,499,790***
      3,769,889     Den Danske Bank, 2.26%,
                      due 01/20/05                                      3,769,889***
      1,130,967     Falcon Asset
                      Securitization Corp., 2.238%,
                      due 01/18/05                                      1,130,967***
        746,438     Fortis Bank, 2.14%,
                      due 01/12/05                                        746,438***
      1,507,956     Fortis Bank, 2.26%,
                      due 01/05/05                                      1,507,956***
      3,754,810     General Electric Capital Corp.,
                      2.255%, due 02/01/05                              3,754,810***
$     1,879,851     General Electric Capital Corp.,
                      2.294%, due 01/21/05                        $     1,879,851***
      6,408,812     Goldman Sachs Financial
                      Square Prime Obligations
                      Fund, 2.05%, due 01/03/05                         6,408,812***
        739,275     Greyhawk Funding, 2.349%,
                      due 02/08/05                                        739,275***
      1,658,751     Harris Trust & Savings Bank,
                      2.23%, due 01/03/05                               1,658,751***
        654,879     Investors Bank & Trust
                      Depository Reserve, 1.05%,
                      due 01/03/05                                        654,879
      1,130,967     Liberty Lighthouse Funding,
                      2.385%, due 01/27/05                              1,130,967***
        753,978     Lloyds TSB Bank, 2.28%,
                      due 02/02/05                                        753,978***
      2,012,709     Merrill Lynch Premier
                      Institutional Fund, 2.14%,
                      due 01/03/05                                      2,012,709***
        376,989     Merrimac Cash Fund
                      (Premium Class), 1.758%,
                      due 01/03/05                                        376,989***
      1,884,945     Paradigm Funding LLC,
                      2.245%, due 01/03/05                              1,884,945***
      1,121,716     Ranger Funding, 2.271%,
                      due 01/14/05                                      1,121,716***
      3,392,900     Royal Bank of Canada, 2.25%,
                      due 01/19/05                                      3,392,900***
        784,137     Royal Bank of Scotland, 2.01%,
                      due 01/20/05                                        784,137***
         60,318     Royal Bank of Scotland, 2.015%,
                      due 01/21/05                                         60,318***
      3,769,889     Royal Bank of Scotland, 2.36%,
                      due 02/17/05                                      3,769,889***
        324,210     Svenska Handlesbanken, 2.25%,
                      due 01/10/05                                        324,210***
      3,566,315     Toronto Dominion Bank,
                      2.435%, due 03/16/05                              3,566,315***

***  Represents investments of security lending collateral (Note 5).

See accompanying Notes to Financial Statements.

   PRINCIPAL                                                          MARKET
    AMOUNT                                                            VALUE
---------------                                                   --------------
$       753,978     Wells Fargo & Co., 2.27%,
                      due 01/25/05                                $       753,978***
                                                                  ---------------
                        TOTAL SHORT-TERM INVESTMENTS
                          (COST: $63,830,587)
                          (22.7%)                                      63,830,587
                                                                  ---------------
                        TOTAL INVESTMENTS
                          (COST: $324,127,271)
                          (123.7%)                                    347,353,366
                    LIABILITIES IN EXCESS OF
                      OTHER ASSETS (-23.7%)                           (66,480,694)
                                                                  ---------------
                    NET ASSETS (100.0%)                           $   280,872,672
                                                                  ===============

***  Represents investments of security lending collateral (Note 5).

See accompanying Notes to Financial Statements.

INVESTMENTS BY INDUSTRY--DECEMBER 31, 2004

                                                                          PERCENTAGE OF
INDUSTRY*                                                                   NET ASSETS
-----------------------------------------------------------------------   -------------
Financial Services                                                            13.8%
Electronics                                                                   10.3
Insurance                                                                      8.7
Oil & Gas                                                                      7.6
Electric Utilities                                                             7.4
Banking & Financial Services                                                   6.6
Media-Broadcasting & Publishing                                                5.8
Medical Supplies                                                               5.0
Computer Services                                                              4.6
Industrial-Diversified                                                         4.3
Automotive                                                                     4.2
Healthcare                                                                     4.0
Commercial Services                                                            4.0
Telecommunications                                                             2.6
Computer Software                                                              2.5
Pharmaceuticals                                                                2.2
Real Estate                                                                    1.8
Telephone Systems                                                              1.5
Communications                                                                 1.2
Lodging                                                                        1.0
Food Retailers                                                                 1.0
Retail                                                                         0.9
Short-Term Investments                                                        22.7
                                                                             -----
     Total                                                                   123.7%
                                                                             =====

*  THESE CLASSIFICATIONS ARE NOT AUDITED.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 2004

ASSETS:
    Investments, at Value (Cost: $324,127,271)                                 $   347,353,366
    Receivables for Securities Sold                                                    632,985
    Interest and Dividends Receivable                                                  997,933
                                                                               ---------------
         Total Assets                                                              348,984,284
                                                                               ---------------
LIABILITIES:
    Distributions Payable                                                            4,666,558
    Payables Upon Return of Securities Loaned                                       63,175,708
    Accrued Investment Advisory Fees                                                   138,201
    Other Accrued Expenses                                                             131,145
                                                                               ---------------
         Total Liabilities                                                          68,111,612
                                                                               ---------------
NET ASSETS                                                                     $   280,872,672
                                                                               ===============
Net Assets were comprised of:
    Common Stock, par value $0.01 per share, (75,000,000 shares authorized,
      48,609,979 shares issued and outstanding)                                $       486,100
    Paid-in Capital                                                                355,003,289
    Undistributed Net Realized (Loss) on Investments                               (98,092,835)
    Net Unrealized Appreciation of Investments                                      23,226,095
    Undistributed Net Investment Income                                                250,023
                                                                               ---------------
NET ASSETS                                                                     $   280,872,672
                                                                               ===============
NET ASSET VALUE PER SHARE                                                      $          5.78
                                                                               ===============

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS--YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
    Interest (including net security lending fees of $135,375)                 $     4,257,277
    Dividends                                                                        7,867,073
                                                                               ---------------
         Total Investment Income                                                    12,124,350
                                                                               ---------------
EXPENSES:
    Investment Advisory Fees                                                         1,627,115
    Accounting Fees                                                                     53,765
    Administration Fees                                                                 88,255
    Audit and Tax Service Fees                                                          52,795
    Transfer Agent Fees                                                                 64,098
    Custodian Fees                                                                      18,919
    Directors' Fees and Expenses                                                        77,854
    Proxy Costs                                                                        105,050
    Listing Fees                                                                        47,449
    Insurance Costs                                                                     14,302
    Legal Fees                                                                         198,385
    Printing and Distribution Costs                                                     68,818
    Miscellaneous                                                                       60,170
                                                                               ---------------
         Total Expenses                                                              2,476,975
                                                                               ---------------
         Net Investment Income                                                       9,647,375
                                                                               ---------------
NET REALIZED GAIN AND CHANGE IN UNREALIZED DEPRECIATION
  OF INVESTMENTS:
     Net Realized Gain on Investments                                               19,334,115
     Change in Unrealized (Depreciation) of Investments                            (10,292,965)
                                                                               ---------------
          Net Realized Gain and Change in Unrealized Depreciation
            of Investments                                                           9,041,150
                                                                               ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    18,688,525
                                                                               ===============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED            YEAR ENDED
                                                                     DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net Investment Income                                           $        9,647,375    $        9,968,943
    Net Realized Gain (Loss) on Investments                                 19,334,115           (10,406,842)
    Change in Unrealized Appreciation (Depreciation)
      of Investments                                                       (10,292,965)           60,949,112
                                                                    ------------------    ------------------
         Increase in Net Assets Resulting from Operations                   18,688,525            60,511,213
                                                                    ------------------    ------------------
Distributions to Shareholders:
     From Net Investment Income                                            (11,593,484)           (8,199,902)
     Return of Capital                                                              --            (2,961,779)
                                                                    ------------------    ------------------
          Total Distributions to Shareholders                              (11,593,484)          (11,161,681)
                                                                    ------------------    ------------------
Capital Share Transactions:
     Shares Issued in Reinvestment of Dividends
       (46,104 for the year ended December 31, 2003)                                --               215,306
     Additional Paid-in Capital (See Note 1)                                   114,359                    --
     Shares Redeemed (899,300 for the year ended
       December 31, 2004 and 1,476,000 for the year
       ended December 31, 2003)                                             (4,697,540)           (7,277,321)
                                                                    ------------------    ------------------
     (Decrease) in Net Assets Resulting from
       Net Capital Share Transactions                                       (4,583,181)           (7,062,015)
                                                                    ------------------    ------------------
          Total Increase in Net Assets                                       2,511,860            42,287,517
NET ASSETS:
Beginning of Year                                                          278,360,812           236,073,295
                                                                    ------------------    ------------------
End of Year                                                         $      280,872,672    $      278,360,812
                                                                    ==================    ==================

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities. In accordance with the requirements of Rule 35d-1 under the 1940 Act, the Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes in convertible securities. The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders.

The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts, including original issue discounts, and premiums on securities purchased are amortized using a constant yield-to-maturity method. Realized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: Distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may be primarily due to differing treatments for market discount and premium, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

REPURCHASE AGREEMENTS: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price. The Fund did not enter into any repurchase agreements for the year ended December 31, 2004.

RECLASSIFICATION: The Fund reclassified $114,359 from other liabilities to paid-in capital at December 31, 2004 in that estimated liabilities related to the Fund's last rights offering are no longer required.

NOTE 2--FEDERAL INCOME TAXES:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the year ended December 31, 2004, the Fund has a loss carryforward of $25,205,089, $61,853,273 and $10,749,289 which will expire in 2009, 2010 and
2011, respectively.

At December 31, 2004, the Fund had undistributed ordinary income of $515,328 on a tax basis.

Also for the year ended December 31, 2004, the Fund distributed, on a tax basis, $11,593,484 all of which is characterized as ordinary income.

At December 31, 2004, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities                                                    $  27,153,649
Depreciated securities                                                       (4,478,043)
                                                                          -------------
Net unrealized appreciation                                               $  22,675,606
                                                                          =============
Cost of securities for federal
  income tax purposes                                                     $ 324,677,760
                                                                          =============

The following reclassifications have been made for the permanent differences between book and tax accounting as of December 31, 2004.

                                                                            INCREASE
                                                                           (DECREASE)
                                                                          -------------
Undistributed Net Investment
   Income                                                                 $   4,184,147

Undistributed Net Realized Loss
   on Investments                                                         $  (2,900,583)

Paid-in Capital                                                           $  (1,283,564)

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

TCW Investment Management Company (the "Advisor") is the investment advisor of the Fund. As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million.

NOTE 4--PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2004, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $248,004,341 and $249,853,307, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 2004.

NOTE 5--SECURITY LENDING:

During the year ended December 31, 2004, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 2004, the cash collateral received from the borrowing brokers was $63,175,708 which is 102.7% of the value of the loaned securities. The Fund receives income, net of broker fees, by investing the cash collateral in short-term investments.

NOTE 6--DIRECTORS' FEES:

Directors who are not affiliated with the Advisor received, as a group, aggregate fees and expenses of $77,854 from the Fund for the year ended December 31, 2004. Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor.

NOTE 7--RESTRICTED SECURITIES:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at December 31, 2004.

NOTE 8--SHARE REPURCHASE PLAN:

In 2000, the Fund's Board of Directors approved the Shares Repurchase Plan (the "Plan") authorizing the Fund to repurchase up to 2 million shares of its common stock. In 2003, the Board authorized an additional 1 million shares to be repurchased pursuant to the Plan. The purpose of the Plan was to enhance the shareholders' value during the time when the stock price traded at a discount to the Fund's net asset value per share. The Fund completed the Plan in the first quarter of 2004 repurchasing all 3 million shares authorized. The following is the summary of the Plan:

                                2000            2003            2004           TOTAL
                            ------------    ------------    ------------    ------------
Total Shares
   Repurchased                   624,700       1,476,000         899,300       3,000,000
Cost of Shares
   Repurchased              $  7,406,082    $  7,277,321    $  4,697,540    $ 19,380,943
Average Price of
   Shares
   Repurchased              $      11.86    $       4.93    $       5.22    $       6.46
Average Discount
   from NAV                         9.01%          10.22%          10.56%           9.84%

FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004           2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net Asset Value Per Share, Beginning of
  Year                                          $      5.62     $      4.63     $      6.70     $      8.48     $     11.32
                                                -----------     -----------     -----------     -----------     -----------
Income from Operations:
   Net Investment Income (3)                           0.20            0.20            0.32            0.38            0.35
   Net Realized and Unrealized Gains (Losses)
     on Securities                                     0.19            1.00           (1.68)          (1.31)          (0.80)
                                                -----------     -----------     -----------     -----------     -----------
          Total from Investment Operations             0.39            1.20           (1.36)          (0.93)          (0.45)
                                                -----------     -----------     -----------     -----------     -----------
Less Distributions:
   Distributions from Net Investment Income           (0.24)          (0.16)          (0.32)          (0.60)          (0.35)
   Distributions from Net Realized Gain                  --              --              --              --           (2.06)
   Distributions from Paid-in Capital                    --           (0.06)          (0.39)          (0.24)             --
                                                -----------     -----------     -----------     -----------     -----------
          Total Distributions                         (0.24)          (0.22)          (0.71)          (0.84)          (2.41)
                                                -----------     -----------     -----------     -----------     -----------
Capital Activity:
   Impact to Capital for Shares Issued                   --(4)           --              --           (0.01)             --
   Impact to Capital for Shares Repurchased            0.01            0.01              --              --            0.02
                                                -----------     -----------     -----------     -----------     -----------
          Total from Capital Activity                  0.01            0.01              --           (0.01)           0.02
                                                -----------     -----------     -----------     -----------     -----------
Net Asset Value Per Share, End of Year          $      5.78     $      5.62     $      4.63     $      6.70     $      8.48
                                                ===========     ===========     ===========     ===========     ===========
Market Value Per Share, End of Year             $      5.36     $      4.98     $      4.16     $      8.55     $     10.38
                                                ===========     ===========     ===========     ===========     ===========
Total Investment Return (1)                           13.02%          25.14%         (45.11)%         (9.27)%         34.95%
Net Asset Value Total Return (2)                       7.23%          26.82%         (20.75)%        (10.89)%         (4.79)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)          $   280,873     $   278,361     $   236,073     $   339,577     $   352,555
Ratio of Expenses to Average Net Assets                0.90%           0.84%           0.83%           0.75%           0.69%
Ratio of Net Investment Income to Average
   Net Assets                                          3.51%           3.89%           5.82%           5.16%           2.88%
Portfolio Turnover Rate                               91.35%         115.16%          75.04%         129.57%         159.44%

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.
(3)  Computed using average shares outstanding throughout the period.
(4)  Impact from reclassification as stated in Note 1 is less than $0.01.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF TCW CONVERTIBLE SECURITIES FUND,
INC.:

We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund"), including the schedule of investments, as of December 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, California
February 18, 2005

VOTING INFORMATION (UNAUDITED)

REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

The Annual Meeting of Shareholders of the Fund was held on July 13, 2004. At the meeting, the following matters were submitted to a shareholder vote: (i) the election of Ernest O. Ellison, Samuel P. Bell, Richard W. Call, Matthew K. Fong; John A. Gavin, Patrick C. Haden, Charles A. Parker and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 43,183,030 affirmative votes, votes exception/abstain 359,823 and votes withheld 2,762,670); and (ii) the conversion of the Fund to an open-ended investment company pursuant to the Fund's Articles of Incorporation, and adoption of an amendment and restatement of the Articles of Incorporation to effectuate the proposal (votes for 7,109,110; votes against 13,737,740; and abstentions 835,174). 48,609,979 shares were outstanding on the record date of this meeting and 46,305,523 shares entitled to vote were present in person or by proxy at the meeting.

PROXY VOTING GUIDELINES

      The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund's proxy voting authority to the Advisor.

      DISCLOSURE OF PROXY VOTING GUIDELINES

      The proxy voting guidelines of the Advisor are available:

      1. By calling (877)829-4768 to obtain a hard copy; or

      2. By going to the SEC website at http://www.sec.gov.

      When the Fund receives a request for a description of the Advisor's proxy voting guidelines, it will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

      The Advisor, on behalf of the Fund, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Fund's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available:

      1. By calling (877)829-4768 to obtain a hard copy; or

      2. By going to the SEC website at http://www.sec.gov.

      When the Fund receives a request for the Fund's proxy voting record, it will send the information disclosed in the Fund's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

      The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

      The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling (877)829-4768 to obtain a hard copy. You may also obtain the Fund's Form N-Q:

      1. By going to the SEC website at http://www.sec.gov.; or

      2. By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

CORPORATE GOVERNANCE LISTING STANDARDS

      In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on July 29, 2004.

DIRECTORS AND OFFICERS (UNAUDITED)

A board of eight directors is responsible for overseeing the operations of the TCW Convertible Securities Fund, Inc. The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.


  NAME, ADDRESS, AGE AND           TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
    POSITION WITH FUNDS           LENGTH OF TIME SERVED                DURING PAST 5 YEARS                  HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Samuel P. Bell (68)          Mr. Bell has served as a         Private investor. Previously,          Point 360 (audio visual
c/o Paul, Hastings,          director of TCW Convertible      President, Los Angeles Business        services), Broadway National
Janofsky & Walker LLP        Securities Fund, Inc. since      Advisors since 1996. Prior to 1996,    Bank (banking), and TCW
Counsel to the               October 2002.                    Mr. Bell served as the Area Managing   Galileo Funds, Inc. (mutual
Independent Directors                                         Partner of Ernst & Young for the       fund).
515 South Flower Street                                       Pacific Southwest Area.
Los Angeles, CA 90071

Richard W. Call (80)         Mr. Call has served as a         Private Investor. Former President     TCW Galileo Funds, Inc.
496 Prospect Terrace         director of TCW Convertible      of The Seaver Institute (a private     (mutual fund).
Pasadena, CA 91103           Securities Fund, Inc. since      foundation).
                             February 1987.

Ernest O. Ellison (73)       Mr. Ellison has served as a      Vice Chairman of the Board, Trust      None.
865 S. Figueroa Street       director of TCW Convertible      Company of the West and The TCW
Los Angeles, CA 90017        Securities Fund, Inc. since      Group, Inc.
                             January 1987.

Matthew K. Fong (51)         Mr. Fong has served as a         President, Strategic Advisory Group,   Seismic Warning Systems, Inc.,
Strategic Advisory Group     director of TCW Convertible      Of Counsel Sheppard, Mullin, Richter   Viata Inc. (home entertainment
13191 Crossroad Parkway      Securities Fund, Inc. since      & Hamilton (law firm) since 1999.      products), Zero Stage Capital
North City of Industry,      May 2001.                        From 1995 to 1998, Mr. Fong served     (private equity partnership),
CA 91746                                                      as Treasurer of the State of           TCW Galileo Funds, Inc.
                                                              California.                            (mutual fund).

John A. Gavin (73)           Mr. Gavin has served as a        Founder and Chairman of Gamma          Causeway Capital (investment
c/o Paul, Hastings,          director of TCW Convertible      Holdings (international capital        advisor), TCW Galileo Funds,
Janofsky & Walker LLP        Securities Fund, Inc. since      consulting firm).                      Inc. (mutual fund), and
Counsel to the               May 2001.                                                               Hotchkis and Wiley Funds
Independent Directors                                                                                (mutual funds).
515 South Flower Street
Los Angeles, CA 90071

  NAME, ADDRESS, AGE AND           TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
    POSITION WITH FUNDS           LENGTH OF TIME SERVED                DURING PAST 5 YEARS                  HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Patrick C. Haden (52)        Mr. Haden has served as a        General Partner, Riordan, Lewis &      Indy Mac Mortgage Holdings
300 South Grand Avenue       director of TCW Convertible      Haden (private equity partnership).    (mortgage banking), Tetra
Los Angeles, CA 90071        Securities Fund, Inc. since                                             Tech, Inc. (environmental
Chairman                     May 2001.                                                               consulting), and TCW Galileo
                                                                                                     Funds, Inc. (mutual fund).

Charles A. Parker (70)       Mr. Parker has served as a       Private Investor.                      Horace Mann Educators Corp.,
c/o Paul, Hastings,          director of TCW Convertible                                             trustee of the Burridge Center
Janofsky & Walker LLP        Securities Fund, Inc. since                                             for Research in Security
Counsel to the               May 1988.                                                               Prices (University of
Independent Directors                                                                                Colorado), Amerindo Funds
515 South Flower Street                                                                              (mutual fund), and TCW Galileo
Los Angeles, CA 90071                                                                                Funds, Inc. (mutual fund).

Robert G. Sims (73)          Mr. Sims has served as a         Private Investor.                      Director, The TCW Group, Inc.
16855 West Bernardo Drive    director of TCW Convertible
Suite 250                    Securities Fund, Inc. since
San Diego, CA 92127          October 1991.

The officers of the Fund who are not directors of the Fund are:

                                            POSITION(S) HELD
      NAME AND ADDRESS                        WITH COMPANY                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS (1)
------------------------------------------------------------------------------------------------------------------------------------
Alvin R. Albe, Jr. (51)*       President and Chief Executive Officer         President and Director, the Advisor, Executive Vice
                                                                             President and Director of TCW Asset Management Company
                                                                             and Trust Company of the West; Executive Vice
                                                                             President, The TCW Group, Inc.; President and Chief
                                                                             Executive Officer, TCW Galileo Funds, Inc. and TCW
                                                                             Premier Funds.

Mohan Kapoor (36)*             Senior Vice President                         Senior Vice President, the Advisor, TCW Asset
                                                                             Management Company and Trust Company of the West.

Thomas D. Lyon (45)*           Senior Vice President                         Managing Director, the Advisor, TCW Asset Management
                                                                             Company and Trust Company of the West.

Thomas E. Larkin, Jr. (65)*    Senior Vice President                         Vice Chairman, The TCW Group, Inc., the Advisor, TCW
                                                                             Asset Management Company and Trust Company of the West.

                                            POSITION(S) HELD
      NAME AND ADDRESS                        WITH COMPANY                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS (1)
------------------------------------------------------------------------------------------------------------------------------------
Hilary G.D. Lord (48)*         Senior Vice President and Chief Compliance    Managing Director and Chief Compliance Officer, the
                               Officer                                       Advisor, The TCW Group, Inc., TCW Asset Management
                                                                             Company and Trust Company of the West.

Philip K. Holl (55)*           Secretary and Associate General Counsel       Senior Vice President and Associate General Counsel,
                                                                             the Advisor, TCW Asset Management Company and Trust
                                                                             Company of the West; Secretary and Associate General
                                                                             Counsel, TCW Galileo Funds, Inc. and TCW Premier Funds.

Michael E. Cahill (53)*        Senior Vice President, General Counsel and    Group Managing Director, General Counsel and
                               Assistant Secretary                           Secretary, the Advisor, The TCW Group, Inc., TCW Asset
                                                                             Management Company and Trust Company of the West;
                                                                             Senior Vice President, General Counsel and Assistant
                                                                             Secretary, TCW Galileo Funds, Inc. and TCW Premier
                                                                             Funds.

David S. DeVito (42)*          Treasurer and Chief Financial Officer         Managing Director and Chief Financial Officer, the
                                                                             Advisor, The TCW Group, Inc., TCW Asset Management
                                                                             Company and Trust Company of the West; Treasurer and
                                                                             Chief Financial Officer, TCW Galileo Funds, Inc. and
                                                                             TCW Premier Funds.

George N. Winn (36)*           Assistant Treasurer                           Vice President, the Advisor, TCW Asset Management
                                                                             Company and Trust Company of the West.

(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  * Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

                                   [TCW LOGO]

[TCW LOGO]

TCW CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS AND OFFICERS

Samuel P. Bell
DIRECTOR

Richard W. Call
DIRECTOR

Ernest O. Ellison
DIRECTOR

Matthew K. Fong
DIRECTOR

Alvin R. Albe, Jr.
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mohan Kapoor
SENIOR VICE PRESIDENT

Thomas D. Lyon
SENIOR VICE PRESIDENT

Thomas E. Larkin, Jr.
SENIOR VICE PRESIDENT

Hilary G.D. Lord
SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER

John A. Gavin
DIRECTOR

Patrick C. Haden
CHAIRMAN

Charles A. Parker
DIRECTOR

Robert G. Sims
DIRECTOR

Philip K. Holl
SECRETARY AND ASSOCIATE GENERAL COUNSEL

Michael E. Cahill
GENERAL COUNSEL AND ASSISTANT SECRETARY

David S. DeVito
TREASURER AND CHIEF FINANCIAL OFFICER

George N. Winn
ASSISTANT TREASURER

SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND
DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

INDEPENDENT AUDITORS
Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071

LEGAL COUNSEL
Dechert
1775 Eye Street N.W.
Washington DC, 20006

ITEM2. CODE OF ETHICS. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. The registrant has an audit committee financial expert, Samuel P. Bell, who is independent of management, serving on its audit committee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a) AUDIT FEES PAID BY REGISTRANT

                                  2003            2004
                                  ----            ----
                                $ 37,275         $ 37,960

          (b) AUDIT-RELATED FEES PAID BY REGISTRANT

                                  2003            2004
                                  ----            ----
                                   0                0

          (c) TAX FEES PAID BY REGISTRANT

                                  2003             2004
                                  ----             ----
                                $ 6,027          $ 4,350

          Fees were for the preparation and filing of the registrant's corporate returns.

          (d) ALL OTHER FEES PAID BY REGISTRANT

                                  2003            2004
                                  ----            ----
                                   0                0

          (e)(1) The registrant's audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

          (e)(2)  None

          (f) Not applicable.

          (g) No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant's accountant for services rendered to the registrant, or rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

          (h) Not applicable.

ITEM 5.   AUDIT OF COMMITTEE OF LISTED REGISTRANTS.

          (a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee members, consisting solely of independent directors are:
                                Samuel P. Bell
                                Richard W. Call
                                Matthew K. Fong
                                John A. Gavin
                                Patrick C. Haden
                                Charles A. Parker

ITEM 6.   SCHEDULE OF INVESTMENTS.  Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                     PROXY VOTING GUIDELINES AND PROCEDURES

                                 (JANUARY 2004)

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "PROXY COMMITTEE") and adopted these proxy voting guidelines and procedures (the "GUIDELINES"). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "OUTSIDE SERVICE") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

GUIDELINES

The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.

GOVERNANCE

   -  FOR director nominees in uncontested elections

   -  FOR management nominees in contested elections

   - FOR ratifying auditors, except AGAINST if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

   -  FOR changing the company name

   -  FOR approving other business

   -  FOR adjourning the meeting

   -  FOR technical amendments to the charter and/or bylaws

   -  FOR approving financial statements

CAPITAL STRUCTURE

   -  FOR increasing authorized common stock

   -  FOR decreasing authorized common stock

   -  FOR amending authorized common stock

   - FOR the issuance of common stock, except AGAINST if the issued common stock has superior voting rights

   -  FOR approving the issuance or exercise of stock warrants

   - FOR authorizing preferred stock, except AGAINST if the board has unlimited rights to set the terms and conditions of the shares

   - FOR increasing authorized preferred stock, except AGAINST if the board has unlimited rights to set the terms and conditions of the shares

   -  FOR decreasing authorized preferred stock

   -  FOR canceling a class or series of preferred stock

   -  FOR amending preferred stock

   - FOR issuing or converting preferred stock, except AGAINST if the shares have voting rights superior to those of other shareholders

   -  FOR eliminating preemptive rights

   -  FOR creating or restoring preemptive rights

   -  AGAINST authorizing dual or multiple classes of common stock

   -  FOR eliminating authorized dual or multiple classes of common stock

   -  FOR amending authorized dual or multiple classes of common stock

   - FOR increasing authorized shares of one or more classes of dual or multiple classes of common stock, except AGAINST if it will allow the company to issue additional shares with superior voting rights

   -  FOR a stock repurchase program

   -  FOR A stock split

   - FOR a reverse stock split, except AGAINST if the company does not intend to proportionally reduce the number of authorized shares

MERGERS AND RESTRUCTURING

   -  FOR merging with or acquiring another company

   -  FOR recapitalization

   -  FOR restructuring the company

   -  FOR bankruptcy restructurings

   -  FOR liquidations

   -  FOR reincorporating in a different state

   -  FOR a leveraged buyout of the company

   -  FOR spinning off certain company operations or divisions

   -  FOR the sale of assets

   -  AGAINST eliminating cumulative voting

   -  FOR adopting cumulative voting

BOARD OF DIRECTORS

   -  FOR limiting the liability of directors

   -  FOR amending director liability provisions

   -  AGAINST indemnifying directors and officers

   - AGAINST amending provisions concerning the indemnification of directors and officers

   -  FOR setting the board size

   - FOR allowing the directors to fill vacancies on the board without shareholder approval

   - AGAINST giving the board the authority to set the size of the board as needed without shareholder approval

   - FOR a proposal regarding the removal of directors, except AGAINST if the proposal limits the removal of directors to cases where there is legal cause

   - FOR non-technical amendments to the company's certificate of incorporation, except AGAINST if an amendment would have the effect of reducing shareholders' rights

   - For non-technical amendments to the company's by laws, except against if an amendment would have the effect of reducing shareholder's rights

ANTI-TAKEOVER PROVISIONS

   -  AGAINST a classified board

   -  AGAINST amending a classified board

   -  FOR repealing a classified board

   -  AGAINST ratifying or adopting a shareholder rights plan (poison pill)

   -  AGAINST redeeming a shareholder rights plan (poison pill)

   -  AGAINST eliminating shareholders' right to call a special meeting

   -  AGAINST limiting shareholders' right to call a special meeting

   -  FOR restoring shareholders' right to call a special meeting

   -  AGAINST eliminating shareholders' right to act by written consent

   -  AGAINST limiting shareholders' right to act by written consent

   -  FOR restoring shareholders' right to act by written consent

   - AGAINST establishing a supermajority vote provision to approve a merger or other business combination

   - FOR amending a supermajority vote provision to approve a merger or other business combination, except AGAINST if the amendment would increase the vote required to approve the transaction

   - FOR eliminating a supermajority vote provision to approve a merger or other business combination

   - AGAINST adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

   - AGAINST amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

   - FOR eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

   - AGAINST expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

   -  AGAINST establishing a fair price provision

   -  AGAINST amending a fair price provision

   -  FOR repealing a fair price provision

   -  FOR limiting the payment of greenmail

   -  AGAINST adopting advance notice requirements

   -  FOR opting out of a state takeover statutory provision

   -  AGAINST opt into a state takeover statutory provision

COMPENSATION

   - FOR adopting a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

   - FOR amending a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

   - FOR adding shares to a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

   -  FOR limiting per-employee option awards

   -  FOR extending the term of a stock incentive plan for employees

   - FOR adopting a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

   - FOR amending a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

   - FOR adding shares to a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

   - FOR adopting an employee stock purchase plan, except AGAINST if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

   - FOR amending an employee stock purchase plan, except AGAINST if the proposal allows employees to purchase stock at prices of less than 75% of the stock's fair market value

   - FOR adding shares to an employee stock purchase plan, except AGAINST if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

   - FOR adopting a stock award plan, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

   - FOR amending a stock award plan, except AGAINST if the amendment shortens the vesting requirements or lessens the performance requirements

   - FOR adding shares to a stock award plan, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

   - FOR adopting a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

   - FOR amending a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

   - FOR adding shares to a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

   -  FOR approving an annual bonus plan

   -  FOR adopting a savings plan

   - FOR granting a one-time stock option or stock award, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of the outstanding common equity

   -  FOR adopting a deferred compensation plan

   -  FOR approving a long-term bonus plan

   -  FOR approving an employment agreement or contract

   -  FOR amending a deferred compensation plan

   - FOR exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price)

   -  FOR amending an annual bonus plan

   -  FOR reapproving a stock option plan or bonus plan for purposes of OBRA

   -  FOR amending a long-term bonus plan

SHAREHOLDER PROPOSALS

   -  FOR requiring shareholder ratification of auditors

   -  AGAINST requiring the auditors to attend the annual meeting

   -  AGAINST limiting consulting by auditors

   -  AGAINST requiring the rotation of auditors

   -  AGAINST restoring preemptive rights

   - FOR asking the company to study sales, spin-offs, or other strategic alternatives

   - FOR asking the board to adopt confidential voting and independent tabulation of the proxy ballots

   - AGAINST asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

   - AGAINST eliminating the company's discretion to vote unmarked proxy ballots.

   -  FOR providing equal access to the proxy materials for shareholders

   -  AGAINST requiring the improvement of annual meeting reports

   -  AGAINST changing the annual meeting location

   -  AGAINST changing the annual meeting date

   - AGAINST asking the board to include more women and minorities as directors.

   -  AGAINST seeking to increase board independence

   - AGAINST limiting the period of time a director can serve by establishing a retirement or tenure policy

   -  AGAINST requiring minimum stock ownership by directors

   - AGAINST providing for union or employee representatives on the board of directors

   - FOR increasing disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan

   -  FOR increasing the independence of the nominating committee

   -  FOR creating a nominating committee of the board

   -  AGAINST urging the creation of a shareholder committee

   - AGAINST asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

   - AGAINST asking that a lead director be chosen from among the ranks of the non-employee directors

   -  FOR adopting cumulative voting

   - AGAINST requiring directors to place a statement of candidacy in the proxy statement

   - AGAINST requiring the nomination of two director candidates for each open board seat

   - AGAINST making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect

   -  FOR repealing a classified board

   - AGAINST asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

   -  FOR eliminating supermajority provisions

   -  FOR reducing supermajority provisions

   -  AGAINST repealing fair price provisions

   -  FOR restoring shareholders' right to call a special meeting

   -  FOR restoring shareholders' right to act by written consent

   - FOR limiting the board's discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

   - FOR seeking to force the company to opt out of a state takeover statutory provision

   -  AGAINST reincorporating the company in another state

   -  FOR limiting greenmail payments

   -  AGAINST restricting executive compensation

   -  FOR enhance the disclosure of executive compensation

   -  AGAINST restricting director compensation

   -  AGAINST capping executive pay

   -  AGAINST calling for directors to be paid with company stock

   -  AGAINST calling for shareholder votes on executive pay

   -  AGAINST calling for the termination of director retirement plans

   - AGAINST asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

   - AGAINST seeking shareholder approval to reprice or replace underwater stock options

   -  FOR banning or calling for a shareholder vote on future golden parachutes

   -  AGAINST seeking to award performance-based stock options

   - AGAINST establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement

   - AGAINST requesting that future executive compensation be determined without regard to any pension fund income

   -  FOR creating a compensation committee

   - AGAINST requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

   -  FOR increasing the independence of the compensation committee

   -  FOR increasing the independence of the audit committee

   -  FOR increasing the independence of key committees

SOCIAL ISSUE PROPOSALS

   -  FOR asking the company to develop or report on human rights policies

   - FOR asking the company to review its operations' impact on local groups, except AGAINST if the proposal calls for action beyond reporting

   -  AGAINST asking the company to limit or end operations in Burma

   -  FOR asking management to review operations in Burma

   - FOR asking management to certify that company operations are free of forced labor

   - AGAINST asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

   - AGAINST asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

   - AGAINST asking management to create a plan of converting the company's facilities that are dependent on defense contracts toward production for commercial markets

   - AGAINST asking management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems

   - AGAINST asking management to report on the company's foreign military sales or foreign offset activities

   -  AGAINST asking management to limit or end nuclear weapons production

   -  AGAINST asking management to review nuclear weapons production

   - AGAINST asking the company to establish shareholder-designated contribution programs

   -  AGAINST asking the company to limit or end charitable giving

   - FOR asking the company to increase disclosure of political spending and activities

   -  AGAINST asking the company to limit or end political spending

   -  FOR requesting disclosure of company executives' prior government service

   -  AGAINST requesting affirmation of political nonpartisanship

   - FOR asking management to report on or change tobacco product marketing practices, except AGAINST if the proposal calls for action beyond reporting

   -  AGAINST severing links with the tobacco industry

   -  AGAINST asking the company to review or reduce tobacco harm to health

   - FOR asking management to review or promote animal welfare, except AGAINST if the proposal calls for action beyond reporting

   - FOR asking the company to report or take action on pharmaceutical drug pricing or distribution, except AGAINST if the proposal asks for more than a report

   -  AGAINST asking the company to take action on embryo or fetal destruction

   - FOR asking the company to review or report on nuclear facilities or nuclear waste, except AGAINST if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

   - FOR asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote AGAINST if the proposal asks for more than a report.

   -  AGAINST asking management to endorse the Ceres principles

   - FOR asking the company to control generation of pollutants, except AGAINST if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

   - FOR asking the company to report on its environmental impact or plans, except AGAINST if management has issued a written statement beyond the legal minimum

   - FOR asking management to report or take action on climate change, except AGAINST if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

   - FOR asking management to report on, label, or restrict sales of bioengineered products, except AGAINST if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

   -  AGAINST asking the company to preserve natural habitat

   - AGAINST asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

   - AGAINST requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

   - FOR requesting reports and/or reviews of plans and/or policies on fair lending practices, except AGAINST if the proposal calls for action beyond reporting

   - AGAINST asking the company to establish committees to consider issues related to facilities closure and relocation of work

   - FOR asking management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except AGAINST if the company releases its EEO-1 reports

   -  AGAINST asking management to drop sexual orientation from EEO policy

   - AGAINST asking management to adopt a sexual orientation non-discrimination policy

   -  FOR asking management to report on or review Mexican operations

   -  AGAINST asking management to adopt standards for Mexican operations

   -  AGAINST asking management to review or implement the MacBride principles

   - AGAINST asking the company to encourage its contractors and franchisees to implement the MacBride principles

   - FOR asking management to report on or review its global labor practices or those of its contractors, except AGAINST if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

   - AGAINST asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization's core labor conventions

   - FOR requesting reports on sustainability, except AGAINST if the company has already issued a report in GRI format

CONFLICT RESOLUTION

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners.

A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "PROXY SPECIALIST"), who will maintain such documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's vote, she will obtain the approval of TCW's Director of Research (the "DIRECTOR OF RESEARCH") for the vote before submitting it. The Director of Research will review the portfolio manager's vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least FIVE YEARS from the end of the fiscal year during which the last entry was made on such record. For the first TWO YEARS, TCW or an outside service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENTS COMPANIES. Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.  Not Applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Chief Executive Officer and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

          (a) EX-99.CODE - Code of Ethics (filed herewith)

          (b) EX-99.CERT - Section 302 Certifications (filed herewith). EX-99.906CERT - Section 906 Certification (filed herewith).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      TCW Convertible Securities Fund, Inc.

By (Signature and Title)
                                         /s/ Alvin R. Albe, Jr.
                                  -----------------------------
                                  Alvin R. Albe, Jr.
                                  Chief Executive Officer

Date                              March 3, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)
                                         /s/ Alvin R. Albe, Jr.
                                  -----------------------------
                                  Alvin R. Albe, Jr.
                                  Chief Executive Officer

Date                              March 3, 2005

By (Signature and Title)
                                          /s/ David S. Devito
                                  ---------------------------
                                  David S. DeVito
                                  Chief Financial Officer

Date                              March 3, 2005